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                                                                      EXHIBIT 24


                                POWER OF ATTORNEY

              WITH RESPECT TO THE NORTHBROOK LIFE INSURANCE COMPANY
                      VARIABLE ANNUITY ACCOUNT II CONTRACT


     Know all men by these presents that Lawrence P. Moews, whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, his attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign any Form N-4 registration statements and amendments thereto for the Northbrook Life Insurance Company Variable Annuity Account II Contract and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.






                                   --------------------------------------------
                                   Date



                                   --------------------------------------------
                                   Lawrence P. Moews
                                   Director
                                   Northbrook Life Insurance Company



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                                POWER OF ATTORNEY

              WITH RESPECT TO THE NORTHBROOK LIFE INSURANCE COMPANY
                      VARIABLE ANNUITY ACCOUNT II CONTRACT


     Know all men by these presents that Casey J. Sylla, whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, his attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign any Form N-4 registration statements and amendments thereto for the Northbrook Life Insurance Company Variable Annuity Account II Contract and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.






                                   --------------------------------------------
                                   Date



                                   --------------------------------------------
                                   Casey J. Sylla
                                   Chief Investment Officer
                                   and Director
                                   Northbrook Life Insurance Company

                                POWER OF ATTORNEY

              WITH RESPECT TO THE NORTHBROOK LIFE INSURANCE COMPANY
                      VARIABLE ANNUITY ACCOUNT II CONTRACT


     Know all men by these presents that James P. Zils, whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, his attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign any Form N-4 registration statements and amendments thereto for the Northbrook Life Insurance Company Variable Annuity Account II Contract and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.






                                   --------------------------------------------
                                   Date



                                   --------------------------------------------
                                   James P. Zils
                                   Treasurer
                                   Northbrook Life Insurance Company